                                                                 EXHIBIT 10.7(c)

         RECORDING REQUESTED BY AND
         WHEN RECORDED MAIL TO:
         Wilson Sonsini Goodrich & Rosati
         650 Page Mill Road
         Palo Alto, CA 94304-1050
         Attention: Real Estate Department/DKK

         MAIL TAX STATEMENTS TO:
         Symyx Technologies, Inc.
         3100 Central Expressway
         Santa Clara , CA 95051
         Attention: Jeryl Hilleman

                                           (Above Space For Recorder's Use Only)

                                   GRANT DEED

         The undersigned grantor declares:

         FOR A VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, PATRICK NG AND BETTE NG, as Co-Trustees of the Ng Living Trust dated December 21, 1987 (jointly and severally, "Grantor"), hereby grant to SYMYX TECHNOLOGIES, INC., a Delaware corporation ("Grantee"), that certain real property (the "Property") located in the City of Santa Clara, County of Santa Clara, State of California, more particularly described in Exhibit A attached hereto and incorporated herein by reference, together with all of Grantor's right, title and interest in and to all buildings and improvements located on the Property.

         Grantor further grants to Grantee all of Grantor's right, title and interest in and to all easements, privileges and rights appurtenant to the Property and pertaining to, held and enjoyed in connection therewith and all of Grantor's right, title and interest in and to any land lying in the bed of any street, alley, road or avenue to the mesne line thereof in front of, or adjoining, the Property.

                                              PATRICK NG AND BETTE NG, AS
                                              CO-TRUSTEES OF THE NG LIVING TRUST
                                              DATED DECEMBER 21, 1987

DATED: 3/27/2003

                                              /s/ Patrick Ng
                                              ----------------------------------
                                              PATRICK NG, CO-TRUSTEE

                                              /s/ Bette Ng
                                              ----------------------------------
                                              BETTE NG, CO-TRUSTEE

STATE OF CALIFORNIA        )
                           ) ss.
COUNTY OF SANTA CLARA      )

         On 3/27/03, before me, Cetta McCarthy, Notary Public, personally appeared PATRICK NG, ___ or X proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

                                              WITNESS my hand and official seal.

                                              /s/Cetta McCarthy
                                              ----------------------------------
                                              SIGNATURE OF NOTARY

         [Notary Seal]
         Cetta McCarthy
         Comm. #1291126
         Notary Public-California
         Santa Clara County
         Comm. Exp. Feb. 15, 2005

STATE OF CALIFORNIA        )
                           ) ss.
COUNTY OF SANTA CLARA      )

         On 3/27/03, before me, Cetta McCarthy, Notary Public, personally appeared BETTE NG, ____ or X proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her authorized capacity, and that by her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

                                              WITNESS my hand and official seal.

                                              /s/Cetta McCarthy
                                              ----------------------------------
                                              SIGNATURE OF NOTARY

         [Notary Seal]
         Cetta McCarthy
         Comm. #1291126
         Notary Public-California
         Santa Clara County
         Comm. Exp. Feb. 15, 2005

                                   EXHIBIT "A"

All that certain Real Property in the City of Santa Clara, County of Santa Clara, State of California, described as follows:

PARCEL ONE:

Parcel 2, as shown on the Parcel Map filed for record September 12, 1975 in the Office of the County Recorder of Santa Clara County in Book 361 of Maps, at Pages 25, 26 and 27.

PARCEL TWO:

A non-exclusive easement for ingress and egress over the following described real property.

A portion of that 2.238 acre parcel shown as Parcel 3 on that Parcel Map filed for record on September 12, 1975 in Book 361 of Maps, at Pages 25, 26 and 27, Santa Clara County Records, more particularly described as follows:

A strip of land 12.5 feet wide lying adjacent to and Easterly of the Western boundary of said Parcel 3. The western boundary of said strip being more particularly described as follows:

Beginning at the most Southwesterly corner of said Parcel 3; thence from said Point of Beginning along the Western boundary of said Parcel 3, North 0 deg 24' 20" West, 30.00 feet to the True Point of Beginning; thence from said True Point of Beginning continuing along the Western boundary of said Parcel 3, 252.00 feet.

PARCEL THREE:

A non-exclusive easements for ingress and egress over a portion of Parcel 1, as shown on Parcel Map filed in Book 361 of Maps, at Pages 25, 26 and 27, being more particularly described as follows:

EASEMENT "A"

Beginning at a point which bears North 00 deg 24' 20" West, 31.64 feet from the Southeast corner of said Parcel 1; thence from said Point of Beginning South 89 deg 17' 05" West, 45.00 feet; thence North 00 deg 24' 20" West, 131.49 feet; thence North 44 deg 35' 40" East, 35.35 feet; thence South 00 deg 24' 20" East,
99.25 feet; thence South 45 deg 24' 20" East, 16.97 feet; thence North 89 deg 17' 05" East, 8.00 feet to a point in the Eastern boundary of Parcel 1; thence South 00 deg 24' 20" East, 45.00 feet to the Point of Beginning.

EASEMENT "B"

A strip of land 20 feet in width lying Westerly of and being contiguous to a portion of the Eastern boundary line of said Parcel l, the Eastern line of said strip being more particularly described as follows:

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Beginning at a point on said Eastern boundary line from which the Southeast corner of Parcel 1 bears South 00 deg 24' 20" East, 152.54 feet; thence from said Point of Beginning North 00 deg 24' 20" West 128.50 feet.

PARCEL FOUR:

A non-exclusive easement for ingress and egress over a portion of that 2.238 acre shown as Parcel 3 on that Parcel Map filed for record on September 12, 1975 in Book 361 of Maps, at Pages 25, 26 and 27 Santa Clara County Records, said easement being more particularly described as follows:

Beginning at the Southwest corner of said Parcel 3; thence along the Westerly boundary line of said Parcel 3, North 00 deg 24' 20" West, 30.00 feet to the True Point of Beginning; thence from said True Point of Beginning North 89 deg 17' 05" East, 294.76 feet; thence through a curve to the right tangent to the last bearing having a central angle of 62 deg 42' 36" and a radius of 20.00 feet from an arc distance of 21.89 feet to a point on the Southeasterly boundary line of said Parcel 3; thence along said Southeasterly boundary line North 45 deg 10' 12" East, 44.91 feet to a point in the Westerly right-of-way line of Oakmead Village Drive as said Drive is shown on the Parcel Map hereinabove referred to; thence along said Westerly right-of-way through a curve to the right tangent to other bearing North 29 deg 27' 25" West through a central angle of 02 deg 26' 08" with a radius of 355.00 feet for an arc length of 15.09 feet; thence leaving said right-of-way line of Oakmead Village Drive South 67 deg 37' 58" West, 30.53 feet; thence North 68 deg 10' 57" West, 6.41 feet; thence South 89 deg 17' 05" West, 303.37 feet to a point on the Westerly boundary line of said Parcel 3; thence South 00 deg 24' 20" East along said Westerly line 25.00 feet to the True Point of Beginning.

PARCEL FIVE:

A non-exclusive easement for ingress and egress to those parcels shown as Parcels 1, 2 and 4 on that Parcel Map filed for record on September 12, 1975 in Book 361 of Maps, at Pages 25, 26 and 27, Santa Clara County Records over the following described real property:

A portion of that 2.238 acre parcel shown as Parcel 3 on that Parcel Map filed for record on September 12, 1975 in Book 361 of Maps at Pages 25, 26, 27, Santa Clara County Records, more particularly described as:

A strip of land 12.5 feet wide the Southeasterly line of which is particularly described as follows:

Beginning at the Southeasterly corner of said Parcel 3, said corner lying on the Western line of Oakmead Village Drive; thence South 45 deg 10' 12" West, 45 feet.

PARCEL SIX:

A non-exclusive easement for ingress and egress over a portion of that 1.737 acre parcel shown as Parcel 4 on that Parcel Map filed for record on September 12, 1975 in Book 361 of Maps, at Pages 25, 26 and 27, Santa Clara County Records, said easement being more particularly described as follows:

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A strip of land 12.5 feet wide the Northwesterly line of which is more particularly described as follows:

Beginning at the most Northerly corner of Parcel 4 herein described; thence South 45 deg 10' 12" West, along the Northwesterly line of said Parcel 4, 45.00 feet to the terminus of the herein described line.

Excepting therefrom that portion of said property lying below a depth of five hundred (500) feet measured vertically from the contour of the surface thereof as reserved by Golden Empire Investment Corporation, a Corporation, by Deed recorded November 3, 1972 in Book 0097 of Official Records, Page 711; provided however, that said Grantor, its successors and assigns shall not have the right for any and all purposes to enter above 500 feet, measured vertically from the contour of the surface of said property.